UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2014 (May 29, 2014)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9112 Spectrum Center Boulevard, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

As previously disclosed in the current report on Form 8-K, dated May 15, 2014, filed by Overland Storage, Inc. (the “Company”) with the United States Securities and Exchange Commission, on May 15, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sphere 3D Corporation, an Ontario corporation (“Sphere”), and S3D Acquisition Company, a California corporation and wholly owned subsidiary of Sphere (“Merger Sub”). The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the “Merger”), and as a result the Company will continue as the surviving operating corporation and a wholly owned subsidiary of Sphere.

On May 29, 2014, the Company sent a letter to certain customers and other partners of the Company discussing the Company’s integration of Tandberg Data, certain benefits that may result from the Merger and additional operational matters. A copy of the letter is furnished as Exhibit 99.1 hereto (the “Letter”).

The Letter is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

Please see the disclosures set forth under “Item 7.01 Regulation FD Disclosure”, which are incorporated by reference into this Item 8.01.

The Letter is furnished and not filed pursuant to Item 8.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Important Additional Information About this Transaction

This communication may be deemed to be solicitation material in respect of the proposed combination of Overland Storage, Inc. (“Overland”) and Sphere 3D Corporation (“Sphere”). In connection with the proposed business combination between and Overland, Sphere will file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a registration statement on Form F-4 that will include a proxy statement of Overland and will constitute a prospectus of Sphere. INVESTORS AND SECURITY HOLDERS OF OVERLAND ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT AND PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement (when available) and other documents filed with the SEC by Overland and Sphere through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Overland will be available free of charge on Overland’s website at www.overlandstorage.com or by contacting Investor Relations, Overland Storage, Inc., 9112 Spectrum Center Boulevard, San Diego, California 92123. Copies of the documents filed with the SEC by Sphere 3D will be available free of charge on Sphere 3D’s internet website at www.sphere3d.com or by contacting Sphere 3D’s Investor Relations Department at (416) 749-5999.

Overland, Sphere, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Overland shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting of Shareholders held on May 13, 2014, which was filed with the Commission on April 14, 2014. Information about the directors and executive officers of Sphere is set forth in its management information circular for its 2014 annual meeting of shareholders, which was filed with the Canadian Securities Regulators on SEDAR on May 6, 2014.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties including, without limitation, unforeseen changes in the course of the Company’s business or Sphere’s business; any increase in Sphere’s cash needs; possible actions by customers, suppliers, competitors or regulatory authorities with respect to the Company or Sphere; and other risks detailed from time to time in the Company’s periodic reports filed with the SEC. The Company undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Letter, dated May 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: May 29, 2014	/s/ Kurt L. Kalbfleisch
	Name:	Kurt L. Kalbfleisch
	Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter , dated May 29, 2014.